Exhibit 10.1

AMENDMENT No. 3 TO AGREEMENT AND PLAN OF MERGER

This Amendment No. 3 dated as of March 7, 2024 ( “Amendment 3”) is to amend the Agreement and Plan of Merger (the “Original Merger Agreement”) which was made and entered into as of March 27, 2023, and modified by a Joinder Agreement dated as of June 29, 2023 (the “Joinder”), and amended by Amendment 1 to the Original Merger Agreement dated as of August 15, 2023 (“Amendment 1”) and Amendment 2 to the Original Merger Agreement dated as of October 27, 2023 (“Amendment 2”), by and among Nova Vision Acquisition Corp., a British Virgin Islands business company (“Parent”), Real Messenger Holdings Limited a Cayman Islands exempted company (the “Company”), Real Messenger Corporation, a Cayman Islands exempted company and wholly owned subsidiary of the Parent (“Purchaser”) and RM2 Limited, a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”). The Original Merger Agreement as amended by the Joinder and by Amendment 1 and Amendment 2 is referred to herein as the “Existing Merger Agreement.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Existing Merger Agreement.

Recitals

WHEREAS, pursuant to Section 13.2(a) of the Existing Merger Agreement, the Existing Merger Agreement may be amended by a writing signed by each of the Purchaser Parties and the Company; and

WHEREAS, the Purchaser Parties and the Company desire to amend the Existing Merger Agreement to reflect the changes agreed between the parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment of Certain Provisions.

Section 12.1(d)(i):

Section 12.1(d)(i) is hereby amended in its entirety to read as follows:

“(i) on or after July 31, 2024 (the “Outside Date”), if the Acquisition Merger shall not have been consummated prior to the Outside Date; provided, however, that the right to terminate this Agreement under this Section 12.1(d)(i) shall not be available to a Party if the failure of the Acquisition Merger to have been consummated on or before the Outside Date was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in this Agreement; or”

2. Miscellaneous.

(a) Except as expressly provided in this Amendment, the Existing Merger Agreement shall remain in full force and effect, and all references to “this Agreement,” “herein” or using similar terms in the Existing Merger Agreement shall mean the Existing Merger Agreement as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Existing Merger Agreement, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Existing Merger Agreement.

(b) Section 9.6 (Confidentiality), Section 13.1 (Notices), Section 13.5 (Publicity), Section 13.8 (Governing Law), Section 13.9 (Waiver of Jury Trial), and Section 13.10 (Submission to Jurisdiction) of the Existing Merger Agreement shall apply to this Amendment mutatis mutandis as if set out herein.

(c) This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

[The remainder of this page intentionally left blank; signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be effective as of the date first written above.

PARENT:

Nova Vision Acquisition Corp., a British Virgin Islands business company

By:	/s/ Eric Ping Hang Wong
Name:	Eric Ping Hang Wong
Title:	Chief Executive Officer

COMPANY:

Real Messenger Holdings Limited, a Cayman Islands exempted company

By:	/s/ Kwai Hoi Ma
Name:	Kwai Hoi Ma
Title:	Managing Director and CEO

PURCHASER:

Real Messenger Corporation, a Cayman Islands exempted company

By:	/s/ Eric Ping Hang Wong
Name:	Eric Ping Hang Wong
Title:	Director

MERGER SUB:

RM2 Limited, a Cayman Islands exempted company

By:	/s/ Eric Ping Hang Wong
Name:	Eric Ping Hang Wong
Title:	Director

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